Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

6. Income Taxes

          Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred taxes were as follows at December 31:

	2012	2011
Current deferred tax assets (liabilities):
Accounts receivable	$43	$(2,197)
Accrual to cash	(48,850)	(42,420)
Accrued liabilities	17,407	14,683
Credit carryforwards	381	2,295
Net operating loss carryforwards	7,451	51,867

Net current deferred tax (liabilities) assets	(23,568)	24,228

Long-term deferred tax (liabilities) assets:
Intangible assets	(186,685)	(178,773)
Insurance and other long-term liabilities	50,560	43,754
Excess of tax over book depreciation	(43,975)	(48,544)
Net operating loss carryforwards	31,653	40,582
Credit carryforwards	2,048	—
Valuation allowance	(10,362)	(8,327)

Net long-term deferred tax liabilities	(156,761)	(151,308)

Net deferred tax liabilities	$(180,329)	$(127,080)

          At December 31, 2012, the Company has net deferred tax liabilities that will increase taxable income in future periods. Deferred tax liabilities increased by $53.2 million during 2012 primarily due to the utilization of net operating losses. A valuation allowance is established when it is "more likely than not" that all, or a portion, of net deferred tax assets will not be realized. A review of all available positive and negative evidence needs to be considered, including expected reversals of significant deductible temporary differences, a company's recent financial performance, the market environment in which a company operates, tax planning strategies and the length of NOL carryforward periods. Furthermore, the weight given to the potential effect of negative and positive evidence should be commensurate with the extent to which it can be objectively verified. Based on the evaluation of such evidence, the Company established a $10.4 million valuation allowance as of December 31, 2012 related to some of its state deferred tax assets, an increase of $2.1 million from December 31, 2011.

          The Company has federal NOL carryforwards of $60.3 million which expire in the years 2016 to 2031. The decrease to the NOL carryforward is primarily due to carrying back NOLs to December 31, 2010. AMR's NOL carryforwards generated prior to the Merger are subject to AMR's $1.3 million annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended ("IRC"), increased by its recognized built-in gains. Due to the May 25, 2011 tax year end that was created by the Merger, $2.2 million of AMR's NOLs will expire and were written off. In connection with EVHC's 2010 acquisitions, NOLs totaling $31.2 million are subject to an annual IRC Section 382 limitation of $2.7 million. EVHC's 2010 net unrealized built-in gain and future recognition of some of these built-in gains has and will continue to accelerate the usage of these NOLs.

          The Company operates in multiple taxing jurisdictions and in the normal course of business is examined by federal and state tax authorities. In preparation for such examinations, the Company establishes reserves for uncertain tax positions, periodically assesses the amount of such reserves and adjusts the reserve balances as necessary. Holding does not expect the final resolution of tax examinations to have a material impact on the Company's financial results. In nearly all jurisdictions, the tax years prior to 2008 are no longer subject to examination.

          A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Predecessor:
Balance as of January 1, 2011	$3,301
Additions for tax positions of prior years	2,178

Balance as of May 24, 2011	5,479

Successor:
Additions for tax positions of prior years	1,552
Reductions for tax positions of prior years	(6,068)

Balance as of January 1, 2012	$963
Additions for tax positions of prior years	5,397
Reductions for tax positions of prior years	(1,896)
Reductions for tax positions due to lapse of statute of limitations	(997)

Balance as of December 31, 2012	$3,467

          The Company does not expect a reduction of unrecognized tax benefits within the next twelve months.

          In accordance with the Company's accounting policy, Holding recognized accrued interest and penalties related to unrecognized tax benefits consistent with the recognition of these items in prior reporting periods. The Company recognized $0.7 million for the payment of interest and penalties for the year ended December 31, 2012. During both the Successor period from May 25, 2011 through December 31, 2011 and the Predecessor period from January 1, 2011 through May 24, 2011, the Company and EVHC recognized less than $0.1 million for the payment of interest and penalties, respectively. EVHC recognized $0.1 million for the payment of interest and penalties for the year ended December 31, 2010. The Company reversed $0.2 million of the interest previously recognized for the year ended December 31, 2012. During the Successor period from May 25, 2011 through December 31, 2011, the Company reversed approximately $0.3 million of interest which had been expensed in prior periods. EVHC reversed $0.5 million of the interest previously recognized for the year ended December 31, 2010.

          At December 31, 2012 and 2011, and at May 24, 2011, the unrecognized tax benefits recorded by the Company included approximately $0.5 million, $0.1 million and $0.3 million, respectively, of penalties and interest that may reduce future tax expense. The components of income tax expense were as follows:

	Successor		Predecessor
	Year ended December 31, 2012	Period from May 25 through December 31, 2011	Period from January 1 through May 24, 2011	Year ended December 31, 2010
Current tax expense
State	$5,131	$2,212	$4,835	$14,499
Federal	34,965	(220)	22,285	63,200

Total	40,096	1,992	27,120	77,699

Deferred tax expense
State	1,004	(266)	(1,596)	(5,252)
Federal	(13,637)	7,602	(6,282)	6,679

Total	(12,633)	7,336	(7,878)	1,427

Total tax expense
State	6,135	1,946	3,239	9,247
Federal	21,328	7,382	16,003	69,879

Total	$27,463	$9,328	$19,242	$79,126

          A reconciliation of the provision for income taxes at the federal statutory rate compared to the Company's effective tax rate is as follows:

	Successor		Predecessor
	Year ended December 31, 2012	Period from May 25 through December 31, 2011	Period from January 1 through May 24, 2011	Year ended December 31, 2010
Income tax expense at the statutory rate	$23,895	$7,725	$13,969	$73,798
Increase in income taxes resulting from:
State taxes, net of federal	4,218	1,450	2,730	8,749
Audit settlements and tax filings	(638)	(331)	40	(356)
Buyout transaction costs	—	—	4,606	—
Hire credits	—	—	(806)	—
Other	(12)	484	(1,297)	(3,065)

Provision for income taxes	$27,463	$9,328	$19,242	$79,126

          The effective rates for the year ended December 31, 2012, the Successor period from May 25 through December 31, 2011, the Predecessor period from January 1 through May 24, 2011, and the year ended December 31, 2010 were impacted by nonrecurring items.